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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1998

STRATEGIC BOND AND U.S. GOVERNMENT SECURITIES TRUSTS - PORTFOLIO MANAGER CHANGES

      Steven Guterman who had been jointly responsible together with Roger Lavan for the day-to-day management of the Strategic Bond and U.S. Government Securities Trusts is no longer managing these portfolios. Roger Lavan continues to manage these portfolios and continues to be assisted in the management of the Strategic Bond Trust by Peter Wilby and David Scott.

GROWTH TRUST - PORTFOLIO MANAGER CHANGES

      Edward F. Keely who has been the lead portfolio manager for the Growth Trust no longer manages this portfolio. Scott A. Chapman, CFA and Thomas M. Arrington, CFA have been appointed as co-portfolio managers.

      Scott A. Chapman. Scott A. Chapman, Vice President of Investments at Founders, is a Chartered Financial Analyst who joined Founders in December 1998 as co-lead portfolio manager for the Growth Trust and the Founders Growth Fund. Prior to joining Founders, Scott Chapman was a vice president and director of growth strategy (1993-1998) and a securities research analyst (1991-1993) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of Santa Clara University, Mr. Chapman received an MBA from Golden Gate University.

      Thomas M. Arrington. Thomas M. Arrington, Vice President of Investments at Founders, is a Chartered Financial Analyst who joined Founders in December 1998 as co-lead portfolio manager for the Growth Trust and the Founders Growth Fund. Prior to joining Founders, he was a vice president and director of income equity strategy (1994-1998), a securities research analyst (1991-1994), and a business administration manager (1990-1991) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of the University of California, Los Angeles, Mr. Arrington received an MBA from San Francisco State University.

REORGANIZATION AND RECAPITALIZATION OF OECHSLE INTERNATIONAL ADVISORS, L.P.

      On October 8, 1998, Oechsle International Advisors, L.P. ("Oechsle International"), the subadviser to the Global Government Bond portfolio, reorganized and recapitalized with Oechsle International Advisors, LLC ("Oechsle LLC") becoming the successor to Oechsle International (the "Transaction").

      Oechsle International was a Delaware limited partnership. Its sole general partner was Oechsle Group, L.P., a Delaware limited partnership ("Group LP"). Walter Oechsle, as Managing General Partner of Group LP, was the chief executive officer of Oechsle International and Group LP. In addition to Mr. Oechsle, the following persons were general partners of Group LP: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew S. Parlin.

      Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") owned a majority limited partnership interest in Oechsle International. DAMCO is a wholly-owned subsidiary of Dresdner Bank AG.

      Certain Ownership Changes Affected by the Transaction

      As part of the Transaction, Oechsle International was reorganized into Oechsle LLC, which now conducts the business that Oechsle International conducted prior to that time. Also as part of the Transaction, (1) the seven general partners of Group LP approximately doubled their current collective ownership interest in Oechsle LLC and (2) Dresdner Bank AG sold the stock of DAMCO to Fleet Financial Group, Inc. ("Fleet"), which now holds approximately a 35% (on a fully diluted basis) non-voting interest in Oechsle LLC. As a result, Dresdner Bank AG no longer holds any interest in Oechsle LLC.


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      Structure Following the Transaction

      Oechsle LLC is a Delaware limited liability company. Its Member Manager is Oechsle Group, LLC, a Delaware limited liability company ("Group LLC") which owns approximately a 44% (on a fully diluted basis) interest in Oechsle LLC. The seven current general partners of Group LP will collectively own approximately a 89% interest in Group LLC. The management, policies and control of Oechsle LLC are vested exclusively in Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Group LLC which will consist of Messrs. Keesler, Roche, Langer, Walker and Parlin. The address of Group LLC is One International Place, Boston, Massachusetts 02110.

   As a result of the Transaction, Oechsle LLC has entered into a new subadvisory agreement with Manufacturers Securities Services, LLC, the adviser to the Trust. The Board of Trustees of the Trust approved the new subadvisory agreement at a meeting held on June 29, 1998. Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the new subadvisory agreement is not required. The Transaction has not resulted in any change in the portfolio managers for the Global Government Bond portfolio nor has there been any material change in the investment personnel servicing this portfolio. The Transaction has also not resulted in any change in the rate of advisory or subadvisory fee for the Global Government Bond portfolio.

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE") AND ROWE PRICE-FLEMING INTERNATIONAL, INC. ("PRICE-FLEMING") SUBADVISED PORTFOLIOS - INVESTMENT IN THE
T. ROWE PRICE RESERVE INVESTMENT FUND

      The portfolios of the Trust subadvised by T. Rowe Price (the Science & Technology, the Blue Chip Growth, and the Equity-Income portfolios) and Price-Fleming (the International Stock portfolio) each may invest cash reserves in the T. Rowe Price Reserve Investment Fund, a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The T. Rowe Price Reserve Investment Fund operates under an Exemptive Order issued by the Securities and Exchange Commission which grants relief from certain provisions of the 1940 Act regarding registered investment companies investing in other investment companies. Under the order, a registered investment company may invest up to 25% of its total assets in the T. Rowe Price Reserve Investment Fund. The T. Rowe Price Reserve Investment Fund, like any money market fund, must comply with the requirements of Rule 2a-7 under the 1940 Act. At least 95% of the T. Rowe Price Reserve Investment Fund's assets will be invested in prime money market instruments receiving the highest credit rating. The T. Rowe Price Reserve Investment Fund will not charge an advisory fee and it is anticipated that the fund will have a low expense ratio. While the T. Rowe Price Reserve Investment Fund will attempt to maintain a stable net asset value of $1.00 per share, no assurance can be given that it will do so. The T. Rowe Price Reserve Investment Fund is not insured or guaranteed by the U.S. Government.

EMERGING GROWTH TRUST - NAME CHANGE

      Effective November 2, 1998, the name of the Emerging Growth Trust was changed to Emerging Small Company Trust.

      The investment policies of the Emerging Small Company Trust are also amended to indicate that the Trust will invest at least 65% of its total assets in common stocks or warrants of emerging small companies that represent attractive opportunities for maximum capital appreciation. Emerging small companies are small companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

               THE DATE OF THIS SUPPLEMENT IS DECEMBER 7, 1998.